               AMERICAN
               STRATEGIC
                INCOME
             PORTFOLIO III
                *  *  *
              SEMIANNUAL
                REPORT
                 1995

                           TABLE OF CONTENTS

AMERICAN STRATEGIC INCOME PORTFOLIO III


AVERAGE ANNUALIZED TOTAL RETURNS . .   1
LETTER TO SHAREHOLDERS . . . . . . .   2
MANAGING RISK  . . . . . . . . . . .   8
FINANCIAL STATEMENTS AND NOTES . . .   9
INVESTMENTS IN SECURITIES  . . . . .  23
SHAREHOLDER UPDATE . . . . . . . . .  30


American Strategic Income Portfolio III is a diversified, closed-end investment management company. The fund's primary objective is to provide a high level of current income; its secondary objective is to seek capital appreciation. To realize its objectives, the fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements, and may purchase securities through the sale-forward (dollar-roll) program. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone. As with other mutual funds, there can be no assurance the fund will achieve its objectives. Since the fund's inception on March 25, 1993, it has been rated Af by Standard & Poor's Ratings Group (S&P).* Fund shares trade on the New York Stock Exchange under the symbol CSP.

*THE FUND IS RATED Af, WHICH MEANS THE FUND'S INVESTMENTS HAVE AN OVERALL CREDIT QUALITY OF A. CREDIT QUALITIES ARE ASSESSED BY STANDARD & POOR'S MUTUAL FUNDS RATING GROUP. S&P DOES NOT EVALUATE THE MARKET RISK OF AN INVESTMENT WHEN ASSIGNING A CREDIT RATING. SEE STANDARD & POOR'S CORPORATE AND MUNICIPAL RATING DEFINITIONS FOR AN EXPLANATION OF A.

THE FUND HAS ALSO BEEN GIVEN A MARKET RISK RATING BY S&P, WHICH WE CANNOT PUBLISH DUE TO NASD REGULATIONS. RISK RATINGS EVALUATE VARIOUS INVESTMENT RISKS THAT CAN AFFECT THE PERFORMANCE OF A BOND FUND AND INDICATE THE FUND'S OVERALL STABILITY AND SENSITIVITY TO CHANGING MARKET CONDITIONS. THESE RATINGS ARE AVAILABLE BY CALLING S&P AT 1-800-424-FUND.

                 AVERAGE ANNUALIZED TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1995

[GRAPH]


THE AVERAGE ANNUALIZED TOTAL RETURN FIGURES FOR AMERICAN STRATEGIC INCOME PORTFOLIO III ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR AND SINCE INCEPTION PERIODS ENDED NOVEMBER 30, 1995, WERE 13.44% AND -1.69%, RESPECTIVELY. THESE FIGURES ALSO ASSUME REINVESTED DISTRIBUTIONS AND DO NOT REFLECT SALES CHARGES.

THE LEHMAN BROTHERS MUTUAL FUND GOVERNMENT/MORTGAGE INDEX IS COMPRISED OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND AGENCY MORTGAGE-BACKED SECURITIES. DEVELOPED BY LEHMAN BROTHERS FOR COMPARATIVE USE BY THE MUTUAL FUND INDUSTRY, THIS INDEX IS UNMANAGED AND DOES NOT INCLUDE ANY FEES OR EXPENSES IN ITS TOTAL RETURN FIGURES.

THE LIPPER CLOSED-END U.S. MORTGAGE FUNDS AVERAGE REPRESENTS THE AVERAGE ANNUALIZED TOTAL RETURN, WITH DIVIDENDS REINVESTED, OF SIMILAR CLOSED-END MUTUAL FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                AMERICAN STRATEGIC INCOME PORTFOLIO III

[PHOTO]
JOHN WENKER

[PHOTO]
DAVID STEELE

JOHN WENKER ASSUMED THE ROLE OF PRIMARY PORTFOLIO MANAGER OF AMERICAN STRATEGIC INCOME PORTFOLIO III IN NOVEMBER 1995. JOHN, WHO HAS ASSISTED WITH THE FUND'S MANAGEMENT SINCE 1992, HAS BEEN RESPONSIBLE FOR THE ACQUISITION AND DUE DILIGENCE OF MANY OF THE SINGLE-FAMILY, MULTIFAMILY AND COMMERCIAL MORTGAGE LOANS IN THE FUND. PRIOR TO JOINING PIPER CAPITAL MANAGEMENT, JOHN MANAGED SINGLE-FAMILY AND MULTIFAMILY REVENUE BOND FINANCINGS FOR A FINANCIAL FIRM. RUSS KAPPENMAN WILL ASSIST PRIMARILY WITH THE ACQUISITION OF THE FUND'S MORTGAGE LOANS. DAVID STEELE WILL HELP MANAGE THE FUND'S OTHER SECURITIES. MIKE JANSEN, WHO PREVIOUSLY MANAGED THE FUND, AND KEVIN JANSEN, AN ASSISTANT FUND MANAGER, HAVE LEFT PIPER CAPITAL TO PURSUE OTHER CAREER OPPORTUNITIES.



January 26, 1996

Dear Shareholders:

FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 1995, AMERICAN STRATEGIC INCOME PORTFOLIO III HAD A NET ASSET VALUE TOTAL RETURN OF 5.05%.* This includes reinvested distributions but not sales charges. This compares to a 6.13% return for the Lehman Brothers Mutual Fund Government/Mortgage Index and a 6.24% return for the Lipper Closed-End U.S. Mortgage Funds Average during this same period. The fund's underperformance is primarily due to price caps on the mortgage loans in the fund. These caps limited the price increase on these mortgage loans as interest rates fell. The index and average did not contain mortgage loans and were not restricted by these caps. While the fund continues to trade at a discount to net asset value, we believe the changes we've made to reduce its net asset value volatility and stabilize earnings, as discussed below, could help improve the fund's market price over time. (See page 4 for an explanation of premium vs. discount.) As of January 18, the fund's market price was $11.00 and its net asset value was $12.49 per share. For the six-month period ended November 30, 1995, the fund's total return based on market price was 4.74%, including reinvested distributions but not sales charges.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

             AMERICAN STRATEGIC INCOME PORTFOLIO III

PORTFOLIO COMPOSITION
NOVEMBER 30, 1995

[GRAPH]



THE MARKET ENVIRONMENT DURING THE YEAR PLAYED A MAJOR ROLE IN THE FUND'S STRONG NET ASSET VALUE PERFORMANCE. Interest rates have declined since the beginning of 1995 due to signs of slowing economic growth. As a result, bond prices in general increased. In addition, an improved market for rental housing during the year increased the value of the fund's holdings of multifamily loans. If rates remain at current levels or decline further for a sustained period of time, the prepayment rates for mortgage loans in the fund may accelerate. Because most of the mortgages in the fund are purchased at a discount and prepay at face value, prepayments could temporarily increase earnings in the fund. However, we would then have to reinvest these prepayments at lower interest rates which would ultimately decrease the fund's earnings.

DURING THE YEAR, OUR GOAL HAS BEEN TO STABILIZE THE FUND'S NET ASSET VALUE AND EARNINGS. We did this by selling substantially all of the fund's Z-bonds, inverse floaters, principal-only, interest-only and inverse interest-only securities. As interest rates fell, the fund benefited from the increase in value of these mortgage-backed derivatives following their lows in 1994. The fund does have a small position remaining in principal-only securities, which represents less than 0.5% of total assets. Also, in December we significantly decreased the fund's position in subordinated mortgage-backed securities; however, the fund does still own a small position in these securities.

                AMERICAN STRATEGIC INCOME PORTFOLIO III

PREMIUM VS. DISCOUNT

The underlying value of a fund's securities and other assets, minus its liabilities, is the fund's "net asset value." Closed-end funds may trade in the market at a price that is equal to, above, or below this net asset value. Shares are trading at a "premium" when investors purchase or sell shares in the market at a price that is greater than the shares' net asset value. Conversely, when investors purchase or sell shares in the market at a price that is lower than the shares' net asset value, shares are said to be trading at a "discount."

AS WE SOLD THE MORTGAGE-BACKED SECURITIES LISTED ABOVE, WE REINVESTED THE PROCEEDS IN MORTGAGE LOANS AND U.S. TREASURY SECURITIES. As of November 30, 37% of the fund's total assets were invested in single-family (home) loans, 32% in multifamily (apartment) loans, and 20% in Treasury securities. It is our goal to maintain the fund's investments in mortgage loans and Treasuries at approximately these levels. This is consistent with our strategy of focusing on securities that may involve more credit risk and moving away from those that are more sensitive to changing interest rates. We continue to borrow in the fund through reverse repurchase agreements, which as of November 30 accounted for 18% of the fund's total assets, and invest the proceeds in Treasury securities. While borrowing can potentially increase the fund's earnings, it can also increase the fund's net asset value volatility.

ON JANUARY 26, PIPER CAPITAL ANNOUNCED THAT BEGINNING IN FEBRUARY, THE FUND'S MONTHLY DIVIDEND WILL BE REDUCED FROM 10.625 CENTS PER SHARE TO 9.625 CENTS PER SHARE. Because the fund is only earning 8.57 cents per share (based on a three-month average), it has been relying on its dividend reserve to help pay its monthly dividend. Therefore, the fund's Dividend Committee lowered the monthly dividend to bring it closer to the fund's monthly earnings. While we believe the recent changes we've made to the fund have resulted in more stable monthly earnings, the fund is still earning less than the 9.625 cents per share dividend we will begin paying in February. If the fund continues to earn less than its monthly dividend, further reductions will be made until the fund has

               AMERICAN STRATEGIC INCOME PORTFOLIO III


GEOGRAPHICAL DISTRIBUTION
NOVEMBER 30, 1995

[MAP]




reached an appropriate dividend level given its monthly earnings. As of November 30, the fund's dividend reserve was approximately 24 cents per share. Keep in mind that the dividend reserve is reflected in the fund's net asset value and any reduction in the dividend reserve will reduce the fund's net asset value penny for penny.

ALTHOUGH THE FUND'S EARNINGS HAVE DECLINED FROM THEIR HIGHS IN PREVIOUS YEARS, THE FUND CONTINUES TO GENERATE ATTRACTIVE EARNINGS LEVELS. The fund's current monthly earnings rate of 8.57 cents per share (based on a three-month average) would result in an annualized earnings rate of 9.35% on the November 30 market price and

                 AMERICAN STRATEGIC INCOME PORTFOLIO III

6.86% on the initial public offering price of $15 per share. Keep in mind that past performance does not guarantee future results and these rates will fluctuate.

DURING THE YEAR, WE SUCCESSFULLY MANAGED THE RISKS INVOLVED WITH MORTGAGE LOANS. (See page 8 for a discussion of risks.) We believe we are better able to manage and predict credit risk and loss on loans for moderately valued homes than for higher valued homes. As of November 30, the fund held 2,762 single-family loans which, on average, had a relatively modest value of approximately $70,000. The average balance remaining on these loans was approximately $54,700. To date, we have kept our losses from single-family loans to less than one cent per share. We follow a similar philosophy when purchasing multifamily loans. We believe that smaller loans spread out in several states are less likely to cause losses in the fund. On November 30, we had 52 multifamily loans with an average loan balance of approximately $2,399,200. To date, there have been no losses to the fund from our investments in multifamily loans. Although we conduct extensive risk analysis on loans we purchase, delinquent loans are an inherent risk in the fund. A loan is considered delinquent when a borrower has missed two or more payments. As of November 30, mortgage loans representing 6% of total net assets were delinquent. Because delinquent loans require a high level of attention, we place them with loan servicers who work hard to convey to borrowers that their first responsibility each month is to make their house payments. If it becomes necessary to put a loan in foreclosure, our loan servicers will proceed with the process as quickly as possible.

               AMERICAN STRATEGIC INCOME PORTFOLIO III

WE BELIEVE GEOGRAPHIC DIVERSIFICATION IS ESSENTIAL TO THE FUND. The mortgage loans in which the fund invests are backed by property located throughout the country. (See map on page 5.) Our largest concentrations of loans are in Texas and California. Because these states have large populations, they offer more loans. In addition, these states experienced adverse economic conditions during the past few years, and we have been able to purchase loans at what we believe are attractive price levels. Both Texas and California are currently experiencing economic recoveries.

LOOKING AHEAD, WE BELIEVE THE FUND'S NET ASSET VALUE AND EARNINGS SHOULD BE MORE CONSISTENT THAN IN THE PAST. By selling most of the fund's Z-bonds, inverse floaters, principal-only, interest-only and inverse interest-only securities, we believe we have reduced interest rate risk and focused the fund's investments where we feel we can currently add the most value - in the mortgage loan area. We will continue to emphasize mortgage loans in an effort to achieve high current income.

Although Ihave assisted with the fund's management in the past, I am pleased to be addressing you for the first time as the fund's manager. My efforts and those of the fund's management team continue to be dedicated to reaching the fund's objectives and helping you achieve your financial goals. Thank you for your investment in American Strategic Income Portfolio III.

Sincerely,

/s/ John Wenker

John Wenker
Portfolio Manager

                               MANAGING RISK

MANAGING THE RISKS OF MORTGAGE-RELATED ASSETS

All funds that invest in mortgage-related securities are subject to certain risks. This list briefly summarizes some of the primary risks associated with mortgage-related assets and does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a fast prepayment rate will reduce the fund's yield and a slow prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments.

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of securities can decrease. Conversely, when rates decline, the value of securities can rise. However, mortgage-related assets may benefit less than other fixed income securities from declining interest rates because of prepayment risk.

The fund's mortgage loans are subject to some unique risks such as credit risk and real estate risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face CREDIT RISK. This is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values. Mortgage loans are also subject to REAL ESTATE RISKS such as: property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage.

To date, we have successfully managed the unique risks of mortgage loans through extensive risk analysis. We review the loan's legal documents and the borrower's mortgage payment history; assess the local market and property value; and obtain a drive-by assessment of the property. As part of our strategy to manage the real estate risk of the fund's multifamily (apartment) loans, we perform a detailed inspection of each property; study the competing properties in the area; interview property managers; and obtain engineering and environmental reports from experts.

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995

ASSETS:
  Investments in securities at market value* (note 2)
  (including a repurchase agreement of $12,718,000) ...... $    404,740,889
  Real estate owned (identified cost: $1,654,844) (note
    2) .....................................................      1,444,995
  Cash in bank on demand deposit ...........................      1,686,112
  Mortgage security paydowns receivable ....................         19,269
  Accrued interest receivable ..............................      3,561,952
                                                              ----------------
      Total assets .........................................    411,453,217
                                                              ----------------

LIABILITIES:
  Reverse repurchase agreements payable ....................     75,000,000
  Payable for fund shares retired ..........................        133,100
  Accrued investment management fee ........................        176,911
  Accrued administrative fee ...............................         54,725
  Accrued interest .........................................        361,250
  Payable for federal excise taxes (note 2) ................         74,448
  Other accrued expenses ...................................         31,104
                                                              ----------------
      Total liabilities ....................................     75,831,538
                                                              ----------------
Net assets applicable to outstanding capital stock ....... $    335,621,679
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 1 billion shares of $0.01 par
    value; outstanding, 26,898,846 shares ................ $        268,988
  Additional paid-in capital ...............................    379,653,935
  Undistributed net investment income ......................      6,207,113
  Accumulated net realized loss on investments .............    (58,205,887)
  Unrealized appreciation of investments ...................      7,697,530
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $    335,621,679
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $          12.48
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $    396,833,510
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995

INCOME:
  Interest (net of interest expense of $2,417,060) ....... $     15,827,387
                                                              ----------------

EXPENSES (NOTE 3):
  Investment management fee ................................      1,050,141
  Administrative fee .......................................        336,272
  Custodian, accounting and transfer agent fees ............         98,875
  Reports to shareholders ..................................         73,449
  Mortgage servicing fees ..................................        461,987
  Directors' fees ..........................................          7,767
  Audit and legal fees .....................................         68,418
  Federal excise taxes (note 2) ............................         74,448
  Other expenses ...........................................         60,655
                                                              ----------------
      Total expenses .......................................      2,232,012
  Less expenses paid indirectly ............................        (11,262)
                                                              ----------------
      Total net expenses ...................................      2,220,750
                                                              ----------------

      Net investment income ................................     13,606,637
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized loss on investments (note 4) ................     (2,735,525)
  Net realized gain on closed or expired option contracts
    written (note 5) .......................................        450,547
                                                              ----------------
    Net realized loss on investments .......................     (2,284,978)
  Net change in unrealized appreciation or depreciation of
    investments ............................................      5,043,790
                                                              ----------------
    Net gain on investments ................................      2,758,812
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $     16,365,449
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest income ........................................ $     15,827,387
  Net expenses .............................................     (2,220,750)
                                                              ----------------
      Net investment income ................................     13,606,637
                                                              ----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
    Change in accrued interest and mortgage security
      paydowns receivable ..................................        498,290
    Net amortization of bond discount and premium ..........         29,652
    Change in accrued fees and expenses ....................         94,838
                                                              ----------------
      Total adjustments ....................................        622,780
                                                              ----------------

      Net cash provided by operating activities ............     14,229,417
                                                              ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales of investments .......................    310,717,874
  Purchases of investments .................................   (296,423,314)
  Net purchases of short-term securities ...................     (9,003,000)
  Net premiums received from option contracts written ......        138,047
                                                              ----------------
      Net cash provided by investing activities ............      5,429,607
                                                              ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Retirement of fund shares ................................     (1,857,808)
  Distributions paid to shareholders .......................    (17,232,080)
                                                              ----------------
      Net cash used by financing activities ................    (19,089,888)
                                                              ----------------
Net increase in cash .......................................        569,136
Cash at beginning of period ................................      1,116,976
                                                              ----------------

Cash at end of period .................................... $      1,686,112
                                                              ----------------
                                                              ----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements ........................................... $      2,364,675
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                              Six Months Ended
                                                                  11/30/95          Year Ended
                                                                (Unaudited)          5/31/95
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income .................................. $     13,606,637         31,467,846
  Net realized loss on investments .........................     (2,284,978)       (40,932,927)
  Net change in unrealized appreciation or depreciation of
    investments ............................................      5,043,790         40,650,149
                                                              ----------------   ----------------

    Net increase in net assets resulting from operations ...     16,365,449         31,185,068
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................    (17,232,080)       (34,841,094)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Payments for retirement of 169,900 and 381,000 shares,
    respectively (note 7) ..................................     (1,876,706)        (4,157,498)
                                                              ----------------   ----------------
      Total decrease in net assets .........................     (2,743,337)        (7,813,524)

Net assets at beginning of period ..........................    338,365,016        346,178,540
                                                              ----------------   ----------------

Net assets at end of period .............................. $    335,621,679        338,365,016
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income ...................... $      6,207,113          9,832,556
                                                              ----------------   ----------------
                                                              ----------------   ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) ORGANIZATION
                American Strategic Income Portfolio Inc. III (the fund), is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund's primary objective is to provide a high level of current income; its secondary objective is to seek capital appreciation. To realize its objectives, the fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund commenced operations on March 25, 1993, upon completion of its initial public offering of common stock. Shares of the fund are listed on the New York Stock Exchange under the symbol CSP.
(2) SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The fund's mortgage-related investments such as whole loans, participation mortgages and mortgage servicing rights are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed to reflect the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the projected rate and severity of defaults, the delinquency profile, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans and participation mortgages, as the case may be. Certain elements of the pricing model involve subjective judgment. Additionally, certain other factors will be considered in the determination of the valuation of investments in multifamily and commercial properties, including but not limited to, results of annual inspections of the properties by the adviser or a servicing agent retained by the adviser, reviews of annual unaudited financial statements of the properties, monitoring of local and other economic conditions and their impact on local real estate values and analysis of rental vacancy rates at the properties. Subjective adjustments to the valuation of such investments in multifamily and commercial loans may be made based upon the adviser's analysis of such information. The actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in negotiations between the fund and third parties.

                The values of other fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sales price and open financial

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                futures contracts are valued at the last settlement price. When market quotations for other fixed income securities are not readily available, such securities are valued at fair value according to methods selected in good faith by the board of directors.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily. Costs associated with acquiring whole loans and participation mortgages are capitalized and included in the cost basis of the loans purchased.

                OPTION TRANSACTIONS
                For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

                Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost for a written put option or the security cost of a purchased put or call option is adjusted by the amount of premium received or paid.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                INTEREST RATE TRANSACTIONS
                To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

                If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist, or that the other party to the transaction may not perform.

                For interest rate swaps, caps and floors, the fund accrues weekly, as an increase or decrease to interest income, the current net amount

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                due to or owed by the fund. Interest rate swaps, caps and floors are valued from prices quoted by independent brokers. These valuations represent the present value of all future cash settlement amounts based upon implied forward interest rates.

                WHOLE LOANS AND PARTICIPATION MORTGAGES
                Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, individual loans underlying whole loans and participation mortgages may be larger than those underlying mortgage-backed securities. At November 30, 1995, whole loans representing 6% of net assets were considered by the fund to be delinquent as to the timely monthly payment of principal and interest. The fund does not record past due interest as income until it is received.

                There may be certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued unpaid interest and all foreclosure expenses. In this case the fund may suffer a loss. Real estate acquired through foreclosure, if any, is recorded at estimated fair value. At November 30, 1995, the fund owned 22 homes valued at $1,444,995; or 0.43% of net assets. The fund recognized net realized gains of $153,787 on real estate sold during the six months ended November 30, 1995. Additionally, with respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's NAV to the extent the fund makes such purchases while remaining substantially fully invested. As of November 30, 1995, the fund had no outstanding when-issued or forward commitments.

                In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended November 30, 1995 the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, the fund incurred federal excise taxes of $74,448, or $0.003 per share, on income retained by the fund during the excise tax year ended December 31, 1995.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" and "straddle" transactions, the timing of recognition of income on principal-only securities and the non-deductibility of excise tax payments for the purpose of computing taxable income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as an "excess distribution" in the Financial Highlights. In

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year the income or realized gains were recorded by the fund.

                DISTRIBUTIONS
                The fund pays monthly distributions from net investment income. Realized capital gains, if any, will be distributed on an annual basis. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commission exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS
                For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure the daily market value of the collateral is in excess of the repurchase amount in the event of default.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(3) EXPENSES
                The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):
                The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets plus 4.5% of the daily gross income (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains received from options and futures contracts, less interest on money borrowed by the fund) accrued by the fund during the month. Such monthly management fee shall not exceed the aggregate of 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For its fee, the adviser will provide investment advice and, in general, will conduct the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                When acquiring whole loans and participation mortgages, the fund enters into mortgage servicing agreements with mortgage servicers. For a fee, mortgage servicers maintain loan records such as insurance, taxes and the proper allocation of payments between principal and interest.

                In addition to the advisory, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes, fees to outside parties retained to assist in conducting due diligence and other miscellaneous expenses.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained with the custodian by the fund.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(4) SECURITIES
    TRANSACTIONS
                Cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $296,393,662 and $303,542,687, respectively, for the six months ended November 30, 1995. During the six months ended November 30, 1995, the fund paid no brokerage commissions to Piper Jaffray Inc., an affiliated broker.
(5) OPTION
    CONTRACTS
    WRITTEN
                The number of contracts and premium amounts associated with call option contracts written for the six months ended November 30, 1995, were as follows:

                                               Number of      Premium
                                               Contracts      Amount
                                             -------------  -----------
Balance at 5/31/95.........................          800    $   312,500
  Opened...................................        2,345      1,300,078
  Closed or expired........................       (3,145)    (1,612,578)
                                                  ------    -----------
Balance at 11/30/95........................           --    $        --
                                                  ------    -----------
                                                  ------    -----------

(6) CAPITAL LOSS
    CARRYOVER
    (AUDITED)
                For federal income tax purposes, the fund had a capital loss carryover of $56,504,352 on May 31, 1995, which if not offset by subsequent capital gains, will expire in 2003 and 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(7) RETIREMENT OF
    FUND SHARES
                The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market price was trading at a discount from net asset value. Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 3% of the total shares originally issued. The board of directors will review the plan quarterly and may change the amount which may be repurchased. The plan was last reviewed and approved by the board of directors on November 30, 1995. Pursuant to the plan, the fund has cumulatively repurchased and retired 550,900 shares as of November 30, 1995, which represents 2.02% of the shares originally issued.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(8) FINANCIAL
    HIGHLIGHTS
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                                Six
                                                               Months
                                                               Ended       Year      Year     Period from
                                                              11/30/95    Ended      Ended    3/25/93* to
                                                              (Unaudited) 5/31/95   5/31/94     5/31/93
                                                              --------   --------   -------   -----------
PER-SHARE DATA

Net asset value, beginning of period ..................... $   12.50      12.61     14.04       14.07
                                                              --------   --------   -------   -----------
Operations:
  Net investment income ....................................    0.51       1.18      1.37        0.19
  Net realized and unrealized gains (losses) on
    investments ............................................    0.11      (0.01)    (1.52)      (0.11)
                                                              --------   --------   -------   -----------
    Total from operations ..................................    0.62       1.17     (0.15)       0.08
                                                              --------   --------   -------   -----------
Distributions to shareholders:
  From net investment income ...............................   (0.64)     (1.28)    (1.07)      (0.11)
  In excess of net realized gains ..........................      --         --     (0.21)         --
                                                              --------   --------   -------   -----------
    Total distributions to shareholders ....................   (0.64)     (1.28)    (1.28)      (0.11)
                                                              --------   --------   -------   -----------
Net asset value, end of period ........................... $   12.48      12.50     12.61       14.04
                                                              --------   --------   -------   -----------
                                                              --------   --------   -------   -----------
Per-share market value, end of period .................... $   11.00      11.13     12.75       15.38
                                                              --------   --------   -------   -----------
                                                              --------   --------   -------   -----------
SELECTED INFORMATION

Total return, net asset value** ............................    5.05%     10.03%    (1.78%)      0.54%
Total return, market value*** ..............................    4.74%     (2.42%)   (9.52%)      3.23%
Net assets at end of period (in millions) ................ $     336        338       346         384
Ratio of expenses to average weekly net assets++ ...........    1.32%+     1.29%     1.19%       1.01%+
Ratio of net investment income to average weekly net
  assets++ .................................................    8.07%+     9.48%     9.57%       7.46%+
Portfolio turnover rate (excluding short-term
  securities) ..............................................      75%        49%      155%          2%
Amount of borrowings outstanding at end of period
  (in millions) TRIANGLE  ................................ $      75         75       159          15
Per-share amount of borrowings outstanding
  at end of period ....................................... $    2.79       2.77      5.79        0.55
Per-share amount of net assets, excluding borrowings, at end
  of period .............................................. $   15.27      15.27     18.40       14.59
Asset coverage ratio TRIANGLE  TRIANGLE  ...................     547%       551%      317%      2,659%

*    COMMENCEMENT OF OPERATIONS.
** BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
*** BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
+    ADJUSTED TO AN ANNUAL BASIS.
++ INCLUDES 0.04%, 0.09% AND 0.06% FROM FEDERAL EXCISE TAXES IN THE SIX MONTHS ENDED 11/30/95, THE FISCAL YEARS 1995 AND 1994, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
 TRIANGLE SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID, HIGH
     GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 TO THE NOTES TO FINANCIAL STATEMENTS.
 TRIANGLE   TRIANGLE REPRESENTS THE FUND'S NET ASSETS, EXCLUDING BORROWINGS,
     DIVIDED BY BORROWINGS OUTSTANDING AT THE END OF THE PERIOD.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(9) SUBSEQUENT
    EVENT --
    PENDING
    LITIGATION
                An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The complaint alleges, among other things, violations of federal and state securities laws. Damages are being sought in an unspecified amount. The fund intends to defend this lawsuit vigorously. Although it is impossible to predict the outcome, management believes, based on the facts currently available, that there will be no material adverse effect on the financial results of the fund.
(10) QUARTERLY DATA

DOLLAR AMOUNTS

                                                 Net Realized    Net Increase   Distributions
                         Total         Net      and Unrealized  in Net Assets     from Net
                      Investment   Investment      Gains on     Resulting from   Investment
                        Income       Income      Investments      Operations       Income
                      -----------  -----------  --------------  --------------  ------------
8/31/95            $    7,994,111    6,862,857     1,713,970        8,576,827    (8,626,081)
11/30/95                7,833,276    6,743,780     1,044,842        7,788,622    (8,605,999)
                      -----------  -----------  --------------  --------------  ------------
                   $   15,827,387   13,606,637     2,758,812       16,365,449   (17,232,080)
                      -----------  -----------  --------------  --------------  ------------
                      -----------  -----------  --------------  --------------  ------------

PER-SHARE AMOUNTS

                                          Net Realized      Net Increase in    Distributions
                              Net        and Unrealized       Net Assets         from Net      Quarter End
                          Investment        Gains on        Resulting from      Investment      Net Asset
                            Income         Investments        Operations          Income          Value
                         -------------  -----------------  -----------------  ---------------  -----------
8/31/95              $          0.26             0.06               0.32             (0.32)         12.50
11/30/95                        0.25             0.05               0.30             (0.32)         12.48
                                 ---              ---                ---             -----
                      $         0.51             0.11               0.62             (0.64)
                                 ---              ---                ---             -----
                                 ---              ---                ---             -----

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

AMERICAN STRATEGIC INCOME PORTFOLIO III
NOVEMBER 30, 1995

                                                       Principal         Market
Name of Issuer                                          Amount          Value (a)
----------------------------------------------------  -----------      -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT SECURITIES (25.1%):
   U.S. Treasury Note, 6.50%, 4/30/99 ............ $    3,000,000        3,094,380
   U.S. Treasury Note, 5.75%, 10/31/00 .............   80,500,000(b)    81,225,306
                                                                       -----------

    Total U.S. Government Securities
     (cost: $83,341,648)  ..........................                    84,319,686
                                                                       -----------

MORTGAGE-BACKED SECURITIES (5.4%):
 COLLATERALIZED MORTGAGE OBLIGATIONS (5.4%):
  SUBORDINATED MORTGAGE-BACKED (5.4%):
   8.60%, Chemical Mortgage Securities, Series
    1991-1, Class B, 9/25/21 .......................    2,996,606(f)     2,858,013
   9.75%, Citicorp Mortgage Securities, Series
    1990-3, Class A3, 2/25/05 ......................    3,023,235(f)     3,058,191
   9.00%, Citicorp Mortgage Securities, Series
    1991-4, Class B, 4/25/21 .......................    5,000,000(f)     4,975,000
   9.20%, FBS Mortgage Corporation, Series 1991-B,
    Class D, 11/1/21 ...............................    1,006,030(f)       956,672
   8.87%, First Gibralter, Series 1992-MM, Class B,
    10/25/21 .......................................    2,859,655(f)       293,115
   9.35%, GMBS Inc., Series 1990-4, Class S,
    10/25/20 .......................................    1,844,063(f)     1,781,250
   7.09%, J P Morgan, Series 1988-1, Class B-1,
    1/25/19 ........................................    3,249,784(f)     2,404,840
   9.25%, Salomon Brothers Mortgage Securities VII,
    Series 1990-1, Class G-1, 8/25/20 ..............    1,150,731(f)     1,106,500
   9.25%, Salomon Brothers Mortgage Securities VII,
    Series 1990-1, Class G-2, 8/25/20 ..............      674,174(f)       648,260
                                                                       -----------
                                                                        18,081,841
                                                                       -----------

 PRIVATE PRINCIPAL-ONLY (C) (0.0%):
   4.80%, American Mortgage Trust, Series 1993-2,
    Subordinated Class 2-B, 3/1/24 .................      961,180(f)        67,283
                                                                       -----------

    Total Mortgage-Backed Securities
     (cost: $19,357,626)  ..........................                    18,149,124
                                                                       -----------

WHOLE LOANS AND PARTICIPATION MORTGAGES (D,E,F) (86.3%):
 COMMERCIAL LOANS (2.7%):
   Golden Estates Mobile Home Park, 10.75%,
    12/10/96 .......................................    1,541,230        1,541,230
   Hillside Colony Mobile Home Park, 9.00%,
    11/10/96 .......................................    3,490,788        3,525,696
   Pacific Shores RV Park, 11.12%, 12/1/09 .........    2,816,210        2,914,777
   Sweetwater Shoals Mobile Home Park, 8.25%,
    3/10/96 ........................................      309,683          309,683

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                       Principal         Market
Name of Issuer                                          Amount          Value (a)
----------------------------------------------------  -----------      -----------
   Wilton Mobile Home Park, 9.00%, 8/10/96 ....... $      914,707          914,707
                                                                       -----------
                                                                         9,206,093
                                                                       -----------

 MULTIFAMILY LOANS (38.8%):
   Ambassador House Apartments, 10.13%, 12/1/01 ....    2,389,261        2,472,885
   Ashley Square Apartments, 8.31%, 6/1/99 .........      966,031          991,051
   Berryhill Apartments, 9.06%, 9/1/01 .............    1,588,929        1,644,542
   Briarwood Apartments, 10.24%, 12/1/01 ...........      995,632        1,030,480
   Champlin Drive Apartments, 10.00%, 7/15/08 ......    2,221,236        2,221,236
   Concord Apartments, 8.69%, 5/1/01 ...............    2,081,995        2,150,909
   Crane Zion I, 10.00%, 9/1/08 ....................    2,668,411        2,534,990
   Deer Creek Apartments, 9.00%, 7/1/99 ............    2,580,075        2,670,377
   El Camino Apartments, 10.65%, 2/1/02 ............    4,784,760        4,952,226
   El Toro Blanco Apartments, 10.05%, 1/1/02 .......    1,345,132        1,392,212
   Esplanade Apartments, 9.88%, 12/1/01 ............    2,189,627        2,266,264
   Essex II, 10.00%, 8/1/08 ........................    2,073,154        2,073,154
   Everhard Road Apartments, 9.31%, 9/1/01 .........      494,686          512,000
   Falls Apartments, 9.88%, 7/1/03 .................    3,944,455        4,082,511
   Faronia Square Apartments, 10.40%, 1/1/02 .......    3,586,379        3,711,902
   Geneva Village Apartments, 9.50%, 11/1/04 .......    1,403,228        1,452,341
   Grand Forks Multifamily, 9.94%, 12/1/01 .........    2,430,708        2,515,783
   Harpers Ferry Apartments, 10.56%, 12/1/01 .......    1,832,493        1,896,631
   Hidden Pines Apartments, 8.31%, 6/1/99 ..........    2,140,130        2,195,560
   Huntington Hills Apartments, 8.75%, 11/1/05 .....    1,420,000        1,462,032
   Jeanne Manor Apartments, 10.32%, 8/1/01 .........    1,584,368        1,639,821
   Johnson/Wilson Apartments, 10.00%, 9/1/18 .......      803,655          803,655
   Karrington of Bexley Apartments, 9.42%,
    11/1/01 ........................................    3,978,501        4,117,749
   Kingstown Colony Apartments, 9.98%, 11/1/01 .....    1,790,828        1,853,507
   Lake Conway Woods, 9.55%, 8/1/01 ................    2,982,038        3,086,410
   Maple Village Apartments, 9.50%, 11/1/04 ........    1,466,350        1,517,672
   Mapleview Apartments, 9.63%, 5/1/02 .............    3,740,872        3,871,803
   Marina Del Ray Apartments, 10.00%, 1/1/02 .......    3,864,027        3,999,268
   Meadowview Apartments, 9.50%, 11/1/04 ...........    1,040,525        1,076,944
   Mission Village Apartments, 8.94%, 9/1/01 .......    2,214,859        2,292,379
   Oak Grove Apartments, 10.05%, 12/2/01 ...........      907,899          939,675
   Ocean Cove Apartments, 9.44%, 10/1/04 ...........    3,082,164        3,190,040
   Palm Court Apartments, 10.00%, 9/1/98 ...........    6,918,102        7,160,236
   Parkway Village Apartments, 9.50%, 11/1/04 ......    1,009,936        1,045,284
   Regency Manor Apartments, 10.30%, 1/1/00 ........    5,304,421        5,490,076
   Riverbrook Apartments, 10.38%, 1/1/02 ...........    2,086,169        2,159,185
   Rose Park Apartments, 9.50%, 11/1/04 ............      925,527          957,920
   Royal Court Apartments, 9.31%, 9/1/01 ...........    1,790,678        1,316,148

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                       Principal         Market
Name of Issuer                                          Amount          Value (a)
----------------------------------------------------  -----------      -----------
   Shelter Island Apartments, 10.00%, 10/1/01 .... $   12,147,301       12,643,579
   Shenandoah Woods Apartments, 8.31%, 6/1/99 ......    2,917,909        2,993,483
   Southlake Villa Apartments, 9.50%, 11/1/04 ......    1,555,306        1,609,742
   Studio One Apartments, 8.31%, 6/1/99 ............      891,721          914,817
   The Timbers Apartments, 8.31%, 6/1/99 ...........    2,724,703        2,795,273
   Timberlea Terrace Apartments, 10.00%, 11/1/08 ...      889,952          889,952
   Twin Lakes Apartments, 9.80%, 11/1/01 ...........    3,580,955        3,706,288
   Valley Manor Apartments, 8.45%, 11/1/02 .........    3,425,000        3,487,678
   Victoria Gardens Apartments, 9.06%, 9/1/01 ......    1,390,717        1,439,392
   Village Green Apartments, 10.00%, 8/1/08 ........      937,855          937,855
   Webster/Regency/Bell Rose Apts, 10.50%,
    1/1/02 .........................................    1,490,327        1,542,488
   Westree Apartments, 10.00%, 9/1/03 ..............    3,372,479        3,490,516
   Westree Apartments II, 13.00%, 10/1/96 ..........    1,000,000          948,300
   Windswept Village Apartments, 8.31%, 6/1/99 .....    2,050,958        2,104,078
                                                                       -----------
                                                                       130,250,299
                                                                       -----------

 SINGLE FAMILY LOANS (44.8%):
   Barclays, 8.48%, 6/7/25 .........................    4,337,151        4,098,607
   Bayview Financial, 5.73%, 2/21/20 ...............    1,262,922        1,093,691
   Delaware II, 8.64%, 11/27/07 ....................   10,032,784        9,826,109
   Delta Funding, 10.50%, 5/1/22 ...................    2,034,768        2,044,942
   Fairbanks Capital, 10.00%, 11/1/97 ..............      972,364          991,811
   Fairbanks Capital, 10.00%, 6/27/97 ..............      180,914          184,532
   Fairbanks IV, 7.58%, 4/3/19 .....................    3,835,516        3,425,883
   Federal Mortgage, 8.11%, 12/15/20 ...............    4,347,594        4,005,438
   First Boston II, 8.60%, 7/31/09 .................    4,279,578        4,064,316
   First Boston III, 8.41%, 2/1/13 .................    5,544,544        5,053,852
   First Boston IV, 8.92%, 3/1/12 ..................    4,328,935        4,156,643
   First Boston V, 8.10%, 5/26/16 ..................    4,749,525        4,730,527
   Kidder Peabody I, 10.10%, 9/1/10 ................    6,658,952        6,491,812
   Kidder Peabody II, 9.78%, 5/1/13 ................    1,609,255        1,613,761
   Knutson III, 8.30%, 4/1/15 ......................    2,351,621        2,382,427
   Maryland National, 9.52%, 9/1/19 ................    2,528,846        2,438,819
   Meridian IV, 7.62%, 8/16/16 .....................    9,823,949        9,660,478
   Meridian V, 7.77%, 10/6/17 ......................    6,771,221        6,703,508
   Mortgage Access, 9.03%, 9/30/19 .................    1,184,108        1,161,254
   Nomura III, 8.48%, 12/29/17 .....................   25,078,084       21,587,450
   Nomura, National Pool, 10.00%, 12/16/23 .........   44,830,797       45,297,316
   President Homes 93-6C, Sales Inventory, 6.76%,
    8/1/23 .........................................      111,066          112,032
   President Homes 93-6E, Sales Inventory, 6.65%,
    11/1/22 ........................................      172,686          174,189
   President Homes 93-6F, Sales Inventory, 6.65%,
    11/1/22 ........................................      364,799          367,973
   President Homes 94 1B, Sales Inventory, 10.00%,
    11/18/23 .......................................      105,730          106,649

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                       Principal         Market
Name of Issuer                                          Amount          Value (a)
----------------------------------------------------  -----------      -----------
   Sears Mortgage, 8.19%, 10/1/17 ................ $      987,185          969,021
   Shearson Lehman, 9.55%, 6/1/17 ..................    6,431,540        6,499,071
   The Crossings, 10.38%, 10/1/11 ..................      830,660          855,576
                                                                       -----------
                                                                       150,097,687
                                                                       -----------

    Total Whole Loans and Participation Mortgages
     (cost: $281,416,236)  .........................                   289,554,079
                                                                       -----------

SHORT-TERM SECURITIES (3.8%):
   Repurchase agreement with Goldman Sachs in a
    joint trading account, collateralized by U.S.
    government agency securities, acquired on
    11/30/95, accrued interest at repurchase date of
    $1,975, 5.85%, 12/1/95
    (cost: $12,718,000) ............................   12,718,000       12,718,000
                                                                       -----------

    Total Investments in Securities
     (cost: $396,833,510) (g)  ................... $                   404,740,889
                                                                       -----------
                                                                       -----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON NOVEMBER 30, 1995, SECURITIES VALUED AT $76,054,130 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                         NAME
                                                     OF BROKER AND
             ACQUISITION                   ACCRUED    DESCRIPTION
  AMOUNT        DATE      RATE*     DUE    INTEREST  OF COLLATERAL
-----------  -----------  -----   -------  --------  -------------
$25,000,000    9/29/95    5.78%   1/2/96   $120,417       (1)
 25,000,000    11/1/95    5.78%   2/1/96    120,417       (2)
 25,000,000    9/1/95     5.78%   12/1/95   120,416       (3)
-----------                                --------
$75,000,000                                $361,250
-----------                                --------
-----------                                --------

*INTEREST RATE IS AS OF NOVEMBER 30, 1995. RATES ARE BASED ON THE LONDON
 INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    NAME OF BROKER AND DESCRIPTION OF COLLATERAL:

(1)    NOMURA; U.S. TREASURY NOTE, 5.75%, 10/31/00, $25,125,000 PAR
(2)    NOMURA; U.S. TREASURY NOTE, 5.75%, 10/31/00, $25,125,000 PAR
(3)    NOMURA; U.S. TREASURY NOTE, 5.75%, 10/31/00, $25,125,000 PAR

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

(C)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
       PRINCIPAL-ONLY  -- REPRESENTS SECURITIES THAT  ENTITLE HOLDERS TO RECEIVE
       ONLY PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN PRINCIPAL-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A SLOW (RAPID) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
(D) INTEREST RATE AND MATURITY DATE DISCLOSED REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1995.
(E) FOR INVESTMENT SCHEDULE PRESENTATION, DIRECT MORTGAGE PURCHASES ARE SUMMARIZED BY THE INSTITUTION FROM WHICH THEY WERE PURCHASED. TOTAL NUMBER OF LOANS AND GENERAL GEOGRAPHICAL LOCATION ASSOCIATED WITH EACH LOAN GROUP ARE AS FOLLOWS:

     COMMERCIAL LOANS:
         GOLDEN ESTATES MOBILE HOME PARK -- 1 COMMERCIAL LOAN LOCATED IN
          DOUGLASVILLE, GEORGIA.
         HILLSIDE COLONY MOBILE HOME PARK -- 1 COMMERCIAL LOAN LOCATED IN
          STILLWATER, NEW YORK.
         PACIFIC SHORES RV PARK -- 1 COMMERCIAL LOAN LOCATED IN NEWPORT, OREGON. SWEETWATER SHOALS MOBILE HOME PARK -- 1 COMMERCIAL LOAN LOCATED IN
          AUSTELL, GEORGIA.
         WILTON MOBILE HOME PARK -- 1 COMMERCIAL LOAN LOCATED IN WILTON, NEW
          YORK.

     MULTIFAMILY LOANS:
         AMBASSADOR HOUSE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN OKLAHOMA
          CITY, OKLAHOMA.
         ASHLEY SQUARE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN HOUSTON,
          TEXAS.
         BERRYHILL APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN OREGON CITY,
          OREGON.
         BRIARWOOD APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN GREELEY,
          COLORADO.
         CHAMPLIN DRIVE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN CHAMPLIN,
          MINNESOTA.
         CONCORD APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN MIDWEST CITY,
          OKLAHOMA.
         CRANE ZION I -- 1 MULTIFAMILY LOAN LOCATED IN ZION, ILLINOIS.
         DEER CREEK APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN HOUSTON, TEXAS. EL CAMINO APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN PHOENIX, ARIZONA. EL TORO BLANCO APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN COLORADO
          SPRINGS, COLORADO.
         ESPLANADE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN PHOENIX, ARIZONA. ESSEX II -- 1 MULTIFAMILY LOAN LOCATED IN ROCHESTER, MINNESOTA. EVERHARD ROAD APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN NORTH CANTON,
          OHIO.
         FALLS APARTMENTS -- 1 MULTIFAMILY LOAN IN COLORADO SPRINGS, COLORADO. FARONIA SQUARE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN MEMPHIS,
          TENNESSEE.
         GENEVA VILLAGE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN WEST JORDAN,
          UTAH.
         GRAND FORKS MULTIFAMILY -- 1 MULTIFAMILY LOAN LOCATED IN GRAND FORKS,
          NORTH DAKOTA.
         HARPER'S FERRY APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN LAFAYETTE,
          LOUISIANA.
         HIDDEN PINES APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN HOUSTON,
          TEXAS.
         HUNTINGTON HILLS APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN MANKATO,
          MINNESOTA.
         JEANNE MANOR APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN PORTLAND,
          OREGON
         JOHNSON/WILSON APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN ST. PAUL,
          MINNESOTA.
         KARRINGTON OF BEXLEY APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN
          BEXLEY, OHIO.
         KINGSTOWN COLONY APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN MARYVILLE,
          TENNESSEE.
         LAKE CONWAY WOODS -- 1 MULTIFAMILY LOAN LOCATED IN ORLANDO, FLORIDA. MAPLE VILLAGE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN AMERICAN
          FORK, UTAH.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

         MAPLEVIEW APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN MERCHANTVILLE,
          NEW JERSEY.
         MARINA DEL RAY APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN GRAPEVINE,
          TEXAS.
         MEADOWVIEW APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN WEST JORDAN,
          UTAH.
         MISSION VILLAGE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN TUCSON,
          ARIZONA.
         OAK GROVE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN MINNEAPOLIS,
          MINNESOTA.
         OCEAN COVE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN SEMINOLE,
          PINNELLAS CITY, FLORIDA.
         PALM COURT APARTMENTS -- 1 MULTIFAMILY LOAN IN LOS ANGELES, CALIFORNIA.
         PARKWAY VILLAGE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN WEST
          JORDAN, UTAH.
         REGENCY MANOR APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN GRAND ISLAND,
          NEW YORK.
         RIVERBROOK APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN TAMPA, FLORIDA.
         ROSE PARK APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN VERNAL, UTAH.
         ROYAL COURT APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN MIAMI BEACH,
          FLORIDA.
         SHELTER ISLAND APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN LAS VEGAS,
          NEVADA.
         SHENANDOAH WOODS APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN HOUSTON,
          TEXAS.
         SOUTH LAKE VILLA APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN SALT LAKE
          CITY, UTAH.
         STUDIO ONE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN HOUSTON, TEXAS.
         THE TIMBERS APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN HOUSTON, TEXAS.
         TIMBERLEA TERRACE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN WACONIA,
          MINNESOTA.
         TWIN LAKES APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN WARR ACRES,
          OKLAHOMA.
         VALLEY MANOR APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN HASTINGS,
          MINNESOTA.
         VICTORIA GARDENS APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN VICTORIA,
          TEXAS.
         VILLAGE GREEN APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN FAIRBAULT,
          MINNESOTA.
         WEBSTER/REGENCY/BELL ROSE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN
          LAKEWOOD AND LITTLETON, COLORADO.
         WESTREE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN COLORADO SPRINGS,
          COLORADO.
         WESTREE APARTMENTS II -- 1 MULTIFAMILY LOAN LOCATED IN COLORADO
          SPRINGS, COLORADO.
         WINDSWEPT VILLAGE APARTMENTS -- 1 MULTIFAMILY LOAN LOCATED IN HOUSTON,
          TEXAS.

     SINGLE FAMILY LOANS:
         BARCLAY -- 27 LOAN LOCATED THROUGHOUT THE MIDWESTERN STATES.
         BAYVIEW FINANCIAL -- 12 LOANS LOCATED IN MARYLAND.
         DELAWARE II -- 250 LOANS LOCATED IN TEXAS.
         DELTA FUNDING -- SENIOR DEBT SECURITY COLLATERALIZED BY A POOL OF
          NON-PERFORMING WHOLE LOANS LOCATED THROUGHOUT THE UNITED STATES.
         FAIRBANKS CAPITAL -- SENIOR DEBT SECURITY COLLATERALIZED BY A POOL OF
          NON-PERFORMING WHOLE LOANS LOCATED THROUGHOUT THE UNITED STATES.
         FAIRBANKS IV -- 41 LOANS LOCATED THROUGHOUT THE UNITED STATES.
         FEDERAL MORTGAGE -- 53 LOANS LOCATED IN CONNECTICUT.
         FIRST BOSTON II -- 93 LOANS LOCATED THROUGHOUT THE UNITED STATES,
          PRIMARILY IN TEXAS.
         FIRST BOSTON III -- 119 LOANS LOCATED PRIMARILY IN TEXAS AND FLORIDA.
         FIRST BOSTON IV -- 101 LOANS LOCATED PRIMARILY IN TEXAS, OKLAHOMA, AND
          MASSACHUSETTS.
         FIRST BOSTON V -- 43 LOANS LOCATED THROUGHOUT THE UNITED STATES.
         KIDDER PEABODY I -- 182 LOANS LOCATED THROUGHOUT THE UNITED STATES.
         KIDDER PEABODY II -- 20 LOANS LOCATED PRIMARILY IN ARIZONA AND
          COLORADO.
         KNUTSON III -- 33 LOANS LOCATED THROUGHOUT THE UNITED STATES.
         MARYLAND NATIONAL -- 34 LOANS LOCATED THROUGHOUT THE UNITED STATES.
         MERIDIAN IV -- 135 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
         MERIDIAN V -- 93 LOANS LOCATED THROUGHOUT THE UNITED STATES.
         MORTGAGE ACCESS -- 8 LOANS LOCATED IN NEW JERSEY.

--------------------------------------------------------------------------------
                     INVESTMENTS IN SECURITIES (UNAUDITED)

         NOMURA, NATIONAL POOL -- 971 LOANS LOCATED PRIMARILY IN CALIFORNIA AND
          TEXAS.
         NOMURA III, NATIONAL POOL -- 379 LOANS LOCATED THROUGHOUT THE
          MIDWESTERN STATES.
         PRESIDENT HOMES, SALES INVENTORY -- 7 LOANS LOCATED THROUGHOUT THE
          MIDWESTERN STATES.
         SEARS MORTGAGE -- 15 LOANS LOCATED THROUGHOUT THE MIDWESTERN STATES.
         SHEARSON LEHMAN -- 132 LOANS LOCATED THROUGHOUT THE UNITED STATES.
         THE CROSSINGS -- 14 LOANS LOCATED IN MINNEAPOLIS, MINNESOTA.
(F)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933.
(G)  ON NOVEMBER 30, 1995, THE COST, INCLUDING REAL ESTATE OWNED, FOR FEDERAL
     INCOME TAX PURPOSES WAS APPROXIMATELY $398,488,354. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED
     ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $  11,085,935
      GROSS UNREALIZED DEPRECIATION ......  (3,388,405)
                                            ----------
        NET UNREALIZED APPRECIATION .... $   7,697,530
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the fund's shareholders was held on August 17, 1995. Each matter voted upon at the meeting as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

    1.  The fund's shareholders elected the following six directors:

                         Shares     Shares Withholding
                       Voted "For"  Authority to Vote
                       -----------  ------------------
David T. Bennett.....  18,414,660          442,337
Jaye F. Dyer.........  18,414,660          442,337
William H. Ellis.....  18,414,660          442,337
Karol D. Emmerich....  18,414,660          442,337
Luella G. Goldberg...  18,414,660          442,337
George Latimer.......  18,414,360          442,637

    2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ended May 31, 1996. The following votes were cast regarding this matter:

  Shares      Shares Voted                   Broker
Voted "For"     "Against"     Absentions    non-votes
-----------  ---------------  -----------  -----------
18,391,238        214,419        251,341       --

SHARE REPURCHASE PROGRAM
Your fund's board of directors has reapproved the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 3% of the fund's originally issued shares.

WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
- We do not expect any adverse impact on the adviser's ability to manage the fund.
- Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value.
- Although the effect of share repurchases on market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares.
- We do not anticipate any material increase in the fund's expense ratio.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

WHEN WILL SHARES BE REPURCHASED?
Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment adviser. The board of directors will consider whether to continue the share repurchase program on at least a semiannual basis and will notify shareholders of its determination in the next semiannual or annual report.

HOW WILL SHARES BE REPURCHASED?
We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS        David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC.,
                     USL PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL,
                     GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                 Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                 William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                     PIPER CAPITAL MANAGEMENT INCORPORATED
                 Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                 Luella G. Goldberg, DIRECTOR, TCF FINANCIAL,
                     RELIASTAR FINANCIAL CORP., HORMEL FOODS CORP.
                 George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                     FUNDS

OFFICERS         William H. Ellis, CHAIRMAN OF THE BOARD
                 John G. Wenker, PRESIDENT
                 Worth Bruntjen, SENIOR VICE PRESIDENT
                 Marijo A. Goldstein, SENIOR VICE PRESIDENT
                 Robert H. Nelson, SENIOR VICE PRESIDENT AND TREASURER
                 David E. Rosedahl, SECRETARY

INVESTMENT       Piper Capital Management Incorporated
ADVISER          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402

TRANSFER AGENT   Investors Fiduciary Trust Company
AND RECORD       127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716
KEEPER

LEGAL COUNSEL    Dorsey & Whitney P.L.L.P.
                 220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

CUSTODIAN        First Trust
                 180 EAST FIFTH STREET, ST. PAUL, MN 55101

PIPER CAPITAL                                            BULK RATE
 MANAGEMENT                                            U.S. POSTAGE
                                                           PAID
PIPER CAPITAL MANAGEMENT INCORPORATED                 PERMIT NO. 3008
222 SOUTH NINTH STREET                                   MPLS., MN
MINNEAPOLIS, MN 55402-3804

         PIPER JAFFRAY INC., FUND SPONSOR AND NASD MEMBER.
[LOGO]   THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
         100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's annual and semiannual reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Shareholder Services area at 1 800 866-7778, or mail your request to:

Corporate Communications
Piper Capital Management
222 South Ninth Street
Minneapolis, MN 55402-3804

056-96    CSP02   1/96


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